Exhibit 32.2

CERTIFICATION FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Encore Wire Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank J. Bilban, Vice-President—Finance, Chief Financial Officer, Treasurer and Secretary of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2004

/s/ FRANK J. BILBAN

Frank J. Bilban
Vice President – Finance, Chief Financial
Officer, Treasurer and Secretary

25